Exhibit 99.2

Q1 2019 Earnings Presentation May 29, 2019

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; (xvi) the impact of tariff increases or new tariffs; and (xvii) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

THE OPPORTUNITY RTW Retailwinds will be the premier incubator of lifestyle brands, leveraging expertise in celebrity, digital, customer, real estate, operations, and inventory optimization to identify accretive brand, customer, and profit opportunities.

RTW RETAILWINDS MULTI-BRAND PORTFOLIO New York & Company Fashion to Figure Uncommon Sense Eva Mendes Collection Gabrielle Union Collection Happy x Nature, Ready-to-Wear collection by Kate Hudson These businesses will be customer, market, and earnings accretive with each brand addressing a unique set of customer, category, and lifestyle opportunities.

THE POWER OF THE MULTI-BRAND PORTFOLIO NY &C LINGERIE LIFESTYLE FASHION TO FIGURE CELEBRITY BRANDS $1.6 billion opportunity $1 billion opportunity $150 million opportunity $200 million opportunity $250 million opportunity Leverage our expertise in celebrity, design, customer, real estate, operations, ecommerce, and inventory optimization to identify accretive brand, customer, and profit opportunities.

RTW RETAILWINDS STRATEGIC PRIORITIES HARNESS THE POWER OF MULTI-BRAND FUEL BRAND INNOVATION DRIVE CUSTOMER ACQUISITION INVEST IN DIGITAL AND DATA Capture the full benefit of multi-brand structure and synergies. Accelerate product newness across all brands. Maximize opportunities to leverage existing customers and acquire new customers to the multi-brand portfolio. Develop capabilities to leverage customer and data analytics, enhanced with investments in digital experience.

FIRST QUARTER 2019 RESULTS

Expansion of Fashion to Figure, on-going implementation of strategic plan supporting 30% comp growth in quarter Introduced 2 Digitally Native Brands, including Happy x Nature, Kate Hudson’s first ready-to-wear collection and Uncommon Sense, our lingerie lifestyle brand Celebrity growth continued to expand to nearly 10% of the business enhanced with margin growth Omni integration initiated across merchandising, planning, and allocation functions to enhance productivity, profitability, and brand messaging Proactive Management of Cost Base, achieving cost savings through SG&A expense reductions Approximately $83 million in cash on-hand or $1.27 per share, with no debt FIRST QUARTER 2019 KEY ACHIEVEMENTS

(5.3%) comparable store sales decrease, compared to the prior year’s 2.7% comp increase (80) basis point decline in gross profit, to 31.2% compared to the prior year’s 32.0%. ($2.5 million) in operating loss, compared to operating income in the prior year of $3.5 million. ($0.04) loss per diluted share, compared to the prior year’s $0.05 earnings per diluted share. FIRST QUARTER 2019 FINANCIAL PERFORMANCE

FIRST QUARTER 2019 FINANCIAL PERFORMANCE 2018 2019 Guidance 2019 Results Net Sales $218.8M Decrease high single-digit % range Meet , $201.0M Comparable Sales 2.7% Decrease mid single-digit % range Meet , -5.3% Gross Margin 32.0% Decrease 100 bps to 150 bps Beat , -80 basis points Selling, General, and Administrative $66.5M Decrease approx. $1 million Meet , -$1.4M Operating Income (Loss) $3.5M Loss in 1Q with profit in 2Q Meet , -$2.5M Q1

HISTORICAL ANNUAL PERFORMANCE eCommerce Mix Store Count FY'09 FY'10 FY'11 FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 Sales ($M) $1,007 $1,022 $956 $962 $939 $923 $950 $929 $927 $893 Comp% (11.8%) 1.6% (3.3%) 0.1% 1.1% (1.0%) 3.1% (0.7%) 1.0% 0.4% EOY Store Count 576 555 532 519 507 504 490 466 432 411 eCommerce Mix% 4% 5% 7% 8% 9% 12% 20% 24% 28% 30% Gross Profit % 25.1% 22.8% 23.2% 27.1% 28.1% 27.1% 27.9% 28.4% 30.5% 31.2% Non-GAAP Operating Income/(Loss) ($M) ($21,551) ($47,576) ($35,769) ($2,072) $3,075 ($6,445) ($286) ($9,656) $7,698 $10,228 576 555 532 519 507 504 490 466 432 411 4% 5% 7% 8% 9% 12% 20% 24% 28% 30%

2019 OUTLOOK

Transform to RTW, supported with an organization designed to support a multi-brand portfolio Traci Inglis appointed President, Chief Marketing and Customer Officer Growing our celebrity collaborations to deliver differentiated customer experiences Growing 2 Digitally Native Brands, Happy x Nature, Kate Hudson’s first ready-to-wear collection, and Uncommon Sense, our Lingerie Lifestyle brand, which both launched in April 2019 Expanding brand awareness and engagement, with a focus on new customer acquisition and retention Increasing Runway Rewards sales and customers, supported by relaunching our Mobile App Growing our e-commerce digital channel and drive higher profitability from omni-channel programs Optimizing our real estate, with store rationalization and select openings in premier centers Driving continued efficiencies and manage overall cost structure 2019 STRATEGIC INITIATIVES

SECOND QUARTER 2019 GUIDANCE 1SG&A includes incremental costs to launch the Company’s new celebrity collaboration and investments in strategic business initiatives 2Guidance provided as of May 29, 2019 2018 2019 Guidance Net Sales $216.4M Decrease low-single digit percentage Comparable Sales 0.6% Flat to down slightly Gross Margin 32.1% Down slightly Selling, General, and Administrative $66.3M Decrease by $1M Operating Income $3.1M Approx. breakeven. Q2

APPENDIX

FIRST QUARTER 2019 P&L SUMMARY 2019 % of Sales 2018 % of Sales Net Sales 200,963 $ 218,829 $ Comp% (5.3%) 2.7% Gross Profit 62,642 $ 31.2% 69,961 $ 32.0% SG&A Expense 65,092 $ 32.4% 66,486 $ 30.4% Operating (Loss) Income (2,450) $ (1.2%) 3,475 $ 1.6% Net (Loss) Income (2,249) $ (1.1%) 3,086 $ 1.4% (Loss) Earnings Per Diluted Share (0.04) $ 0.05 $ Weighted Average Diluted Shares Outstanding 64,193 65,404 Q1 P&L Summary

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